SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Landacorp, Inc.
 (Name of Registrant as Specified in its Charter)

__________________________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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LANDACORP, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 27, 2001

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Landacorp, Inc., a Delaware corporation (the "Company"), will be held on June 27, 2001 at 11:30 a.m., local time, at One Federal Street, 26th Floor, Boston MA 02110-2065 for the following purposes:

    To elect six directors to serve until their successors are duly elected and qualified.;

    To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001; and

    To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement accompanying this notice.

Only stockholders of record at the close of business on April 29, 2001 are entitled to notice of and to vote at the meeting.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed Proxy as promptly as possible in the postage- prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if the stockholder has returned a proxy.

By order of the Board of Directors

/s/ Mark Rapoport

Mark Rapoport
Secretary

Atlanta, Georgia
May 30, 2001

IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO INSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

This Proxy is solicited on behalf of the Board of Directors

LANDACORP, INC.
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 27, 2001

The undersigned stockholder of LANDACORP, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 30, 2001 and hereby appoints Eugene Santa Cattarina and Mark Rapoport, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of LANDACORP, INC. to be held on June 27, 2001 at 11:30 a.m. local time, at One Federal Street, 26th Floor, Boston MA 02110-2065 and at any adjournments or postponements thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

  TO ELECT SIX DIRECTORS TO SERVE UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED:

  ☐   FOR all nominees listed below (except as indicated)

  ☐   WITHHOLD authority to vote for all nominees listed below

  IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

  Eugene Santa Cattarina Howard Cox Jerome Grossman, MD

  Bryan Lang Jason Rosenbluth, MD Thomas Stephenson

  TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001:

  ☐         FOR                 ☐         AGAINST                 ☐         ABSTAIN

and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournments or postponements thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.

Dated: __________________, 2001

_________________________________________
Signature of Stockholder

_________________________________________
(please print name)

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears on the stock certificate(s), and returned promptly in the enclosed envelope. A corporation is requested to sign its name by its authorized officer, with the office held designated. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

LANDACORP, INC.

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed Proxy is solicited on behalf of the Board of Directors of Landacorp, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 27, 2001, at 11:30 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held One Federal Street, 26th Floor, Boston MA 02110-2065. The telephone number at that address is (617) 423-5525.

These proxy solicitation materials were mailed on or about May 30, 2001 to all stockholders entitled to vote at the Annual Meeting. The Company's Board of Directors has unanimously approved the matters being submitted for stockholder approval at the Annual Meeting and recommends that stockholders vote in favor of each proposal.

Record Date and Share Ownership

Stockholders of record at the close of business on April 29, 2001 (which we will refer to as the
"Record Date" throughout this Proxy Statement) are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. The Company has one series of Common Shares issued and outstanding, designated as Common Stock, $0.001 par value per share and one series of undesignated Preferred Stock, $0.001 per share. As of the Record Date, 50,000,000 shares were authorized and 15,568,183 shares of the Company's Common Stock were issued and outstanding. As of the Record Date, 8,000,000 shares of the Company's Preferred Stock were authorized and no shares of the Company's Preferred Stock were outstanding.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke any proxy unless the attendee votes in person at the Annual Meeting.

Voting and Solicitation of Proxies

On all matters, each share of Common Stock outstanding on the record date is entitled to one vote.

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of the Company's common stock (the "Common Stock") beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile.

Quorum; Abstentions; Broker Non-Votes

Votes cast by proxy or in person at the Annual Meeting ("Votes Cast") will be tabulated by the Inspector of Elections (the "Inspector") who will be an employee of the Company. The Inspector will also determine whether or not a quorum is present. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of proposals presented to stockholders. In general, Delaware law provides that a quorum consists of a majority of shares entitled to vote and present or represented by proxy at the meeting.

The Inspector will treat shares that are voted WITHHELD or ABSTAIN as being present and entitled to vote for purposes of determining the presence of a quorum but will not be treated as votes in favor of approving any matter submitted to the stockholders for a vote. When proxies are properly dated, executed and returned, those shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted for (i) the election of the nominees for directors set forth herein; (ii) the ratification of PricewaterhouseCoopers LLP as independent public accountants of the Company for the fiscal year ending December 31, 2001; and (iii) upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

If a broker indicates on the enclosed proxy or its substitute that such broker does not have discretionary authority as to certain shares to vote on a particular matter (broker non-votes), those shares will not be considered as present with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. Broker non-votes with respect to proposals set forth in this Proxy Statement will therefore not be considered "Votes Cast" and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

Deadline for Receipt of Stockholder Proposals

Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the Company's bylaws and the rules established by the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2002 Annual Meeting of Stockholders must be received by the Company no later than December 31, 2001, in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting. If a stockholder intends to submit a proposal at the Company's 2002 Annual Meeting of Stockholders that is not eligible for inclusion in the proxy statement relating to the meeting, and the stockholder fails to give the Company notice in accordance with the requirements set forth in the Exchange Act but after December 31, 2001 and on or before March 16, 2002, then the proxy holders will be allowed to use their discretionary authority when and if the proposal is raised at the Company's Annual Meeting in 2002.

SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of April 29, 2001 by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director, (iii) the Company's Chief Executive Officer and each of the other executive officers of the Company other than the Chief Executive Officer whose total salary and bonus for fiscal year 2000 exceeded $100,000 (together, the "Named Officers") and (iv) all named officers and directors as a group.

Beneficial ownership is determined under the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. The number and percentage of shares beneficially owned are based on 15,568,183 shares of Common Stock outstanding as of April 29, 2001. Shares of Common Stock subject to options that are currently exercisable or exercisable within sixty days of April 29, 2001 are deemed to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address for each listed stockholder is the same as Landacorp's.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Entities affiliated with Bedrock Capital Partners I, LP (1) One Boston Place, Suite 3310 Boston, MA 02108	1,750,000	11.2%
Greylock IX Limited Partnership One Federal Street Boston, MA 02110	2,500,000	16.1%
Sequoia Capital VII (2) 3000 Sand Hill Road, Building 4, Suite 780 Menlo Park, CA 94025	2,500,000	16.1%
Eugene Santa Cattarina	852,217	5.5%
Bryan Lang	587,224	3.8%
Gilbert Lang (3)	78,077	*
Beulah Lang (4)	78,077	*
Jason Rosenbluth, M.D. (5) One Maritime Plaza, 5th Floor San Francisco, CA 94111	1,819,500	11.7%
Howard Cox (6) One Federal Street Boston, MA 02110	2,522,500	16.2%
Thomas Stephenson (7) 3000 Sand Hill Road, Building 4, Suite 780 Menlo Park, CA 94025	2,522,500	16.2%
Jerome Grossman, M.D. (8) 72 Spooner Road Chestnut Hill, MA 02617	56,065	*
Michael S. Miele (9)	1,388,165	8.9%
Stephen Kay	300,000	1.9%
David Brown	151,041	*
Marlene McCurdy	100,694	*
All directors and executive officers as a group (10 persons) (10)	10,299,656	66.2%

_____________

* Less than 1% of the outstanding shares of Common Stock.

  Includes 1,575,000 shares held by Bedrock Capital Partners I, LP, 87,500 shares held by Credit Suisse First Boston Bedrock Fund, L.P., 6,250 shares held by Chris Paul, 6,250 shares held by Theodore Ridgeway, and 75,000 shares held by the VBW Employee Bedrock Fund, LP. Bedrock General Partner I, LLC is a general partner of Bedrock Capital Partners I, LP and of VBW Employee Bedrock Fund, LP.

  Includes 2,287,500 shares held by Sequoia Capital VII, 100,000 shares held by Sequoia Technology Partners VII, 46,400 shares held by SQP 1997, 26,100 shares held by Sequoia 1997 LLC and 40,000 shares held by Sequoia International Partners. SC VII-A Management Company LLC is a general partner of Sequoia Capital VII, Sequoia Technical Partners VII and Sequoia International Partners.

  Gilbert and Beulah Lang are Bryan Lang's parents.

  Includes 78,077 shares of Common Stock owned by her spouse, Gilbert Lang.

  Includes 1,750,000 shares held by Bedrock Capital Partners I, LP and its affiliates, as listed in note 1 above, 39,000 shares held by Dr. Rosenbluth, 8,000 shares held in Trust and 22,500 shares of Common Stock exercisable within 60 days of April 29, 2001. Dr. Rosenbluth is a co-founder and managing partner of Bedrock General Partner I, LLC, the general partner of Bedrock Capital Partners I, LP and of VBW Employee Bedrock Fund, LP. Dr. Rosenbluth disclaims beneficial ownership of the shares held by the entities or persons listed in note 1 above, except to the extent of his direct pecuniary interest in the shares. Bedrock General Partner I, LLC has voting and disposition power over the shares underlying the options held by Dr. Rosenbluth.

  Includes 2,500,000 shares held by Greylock IX Limited Partnership, and 22,500 shares of Common Stock exercisable within 60 days of April 29, 2001. Mr. Cox is a general partner of Greylock IX GP Limited Partnership, which is a general partner of Greylock IX Limited Partnership. Mr. Cox disclaims beneficial ownership of the shares held by Greylock IX Limited Partnership, except to the extent of his direct pecuniary interest in the shares.

  Includes 2,500,000 shares held by Sequoia Capital VII and its affiliates, as listed in note 2 above, and 22,500 shares of Common Stock exercisable within 60 days of April 29, 2001. Mr. Stephenson is a managing member of SC VII-A Management Company LLC, the general partner of Sequoia Capital VII, Sequoia Technology Partners VII and Sequoia International Partners. Mr. Stephenson disclaims beneficial ownership of the shares held by the entities listed in note 2 above, except to the extent of his direct pecuniary interest in the shares.

  Includes 56,065 shares of Common Stock issuable upon the exercise of options exercisable within sixty days of April 29, 2001.

  Includes 1,056,875 shares plus 331,290 options exercisable within 60 days of April 29, 2001. Mr. Miele, former Senior Vice President, Population Healthcare Management and former director joined Landacorp in November 2000 and resign May 8, 2001.

  Includes 477,772 shares of Common Stock issuable upon the exercise of options exercisable within sixty days of April 29, 2001. Includes 1,750,000 shares held by Bedrock Capital Partners I, LP and its affiliates, as listed in notes 1 and 5 above, 2,500,000 shares held by Greylock IX Limited Partnership, as listed in note 6 above, and 2,500,000 shares held by Sequoia Capital VII and its affiliates, as listed in notes 2 and 7 above.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Annual Meeting, six directors are to be elected to serve until the next Annual Meeting or until their successors are elected and qualified. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of the six nominees named below, all of whom are presently directors of the Company. Each nominee has consented to be named a nominee in this Proxy Statement and to continue to serve as a director if elected. Should any nominee become unable or decline to serve as a director or should additional persons be nominated at the meeting, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many nominees listed below as possible (or, if new nominees have been designated by the Board of Directors, in such a manner as to elect such nominees) and the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any reason that any nominee will be unable or will decline to serve as a director. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was to be selected as a director or officer of the Company.

Nominees

The names of the nominees and certain information about them are set forth below:

Name of Nominee	Age	Position	Director Since
Eugene Santa Cattarina	54	President, Chief Executive Officer, Interim Chief Operating Officer and Director	1998
Howard Cox (1) (2)	57	Director	1998
Jerome Grossman, MD	61	Director	1998
Bryan Lang	43	Chief Technology Officer and Director	1993
Jason Rosenbluth, MD (1) (2)	43	Director	1998
Thomas Stephenson (1)(2)	59	Chairman of the Board of Directors	1998

  Member of the Compensation Committee.

  Member of the Audit Committee.

The principal occupation of each of the Board members during the past five years is set forth below. There is no family relationship between any director or executive officer of the Company.

EUGENE SANTA CATTARINA, President, Chief Executive Officer, Interim Chief Operating Officer, and Director, came to Landacorp in July 1998, after serving since 1996 as President and Chief Executive Officer of Medicode, Inc., a leading healthcare information technology company that was acquired by United Healthcare Corporation. Mr. Santa Cattarina has served as a director of the Company since July 1998. From 1986 to 1993, Mr. Santa Cattarina served in a number of leadership positions with TDS Healthcare Systems Corporation, a healthcare software systems company, including President and Chief Operating Officer. Following the acquisition of TDS Healthcare Systems Corporation by ALLTEL Corporation in 1993, Mr. Santa Cattarina continued as President and Chief Operating Officer of TDS Healthcare Systems Corporation until 1994, and as Executive Vice President of ALLTEL Information Services- Healthcare Division from 1994 to 1995. From 1967 to 1986, he held various positions with Technicon Corporation, a clinical laboratory automation company, including President, Domestic Division.

HOWARD COX has served as a director of Landacorp since February 1998. He is a General Partner of Greylock, a national venture capital firm headquartered in Boston with which he has been associated for 30 years. Mr. Cox is a Director of Stryker Corporation in Michigan and numerous private companies. Prior to joining Greylock, Mr. Cox served in the Office of the Secretary of Defense.

JEROME GROSSMAN, MD, has been a director of Landacorp since May, 1998. Dr. Grossman is chairman and Chief Executive Officer of a newly formed company, Lion Gate Management Corporation, whose major subsidiary is Health Quality Inc., dedicated to internet-based clinical and quality management systems for physicians and healthcare consumers. He is chairman emeritus of New England Medical Center, Inc. Dr. Grossman has been a member of the founding team of several healthcare companies, and has held teaching, research, and medical positions at Tufts University School of Medicine, Massachusetts General Hospital, and Harvard Medical School. Dr. Grossman also serves as Trustee/Director of several other corporations and institutions, including Wellesley College, Stryker Corporation, Arthur D. Little, Inc, and Meditech. He served on the Board of the Federal Reserve Bank of Boston from 1990 to 1997 and was its Chairman from 1994-1997.

BRYAN LANG, Chief Technology Officer and Director, is the founder of Landacorp. Mr. Lang has served as a director of the Company since its inception in 1993. Mr. Lang served as Chief Executive Officer of Landacorp from 1993 to 1998, has served as Chief Technology Officer since 1998. Mr. Lang has been a consultant and automated systems designer for fifteen years during which time he has worked extensively with healthcare industry projects in the United States, the United Kingdom, Canada, Saudi Arabia and Australia. As a specialist in healthcare process optimization, information systems and resource management, his efforts include work with hundreds of hospitals, health maintenance organizations, ambulatory care services, private physician practices and the U.S. and Saudi armed forces.

JASON ROSENBLUTH, MD, has served as a director of Landacorp since February 1998. Dr. Rosenbluth is a Managing Director of Bedrock Capital Partners, a venture capital firm, which he co-founded in 1997. Previously, from 1993 to 1997, Dr. Rosenbluth was a healthcare securities analyst and managing director of Volpe Brown Whelan & Co, an investment banking firm. Dr. Rosenbluth currently serves as a director of a number of privately-held technology companies. Dr. Rosenbluth holds an MD from Cornell University Medical College and an MBA from the Wharton School of the University of Pennsylvania.

THOMAS STEPHENSON has been a director of Landacorp since February 1998. He has been a general partner and managing member of Sequoia Capital since 1988. Prior to joining Sequoia Capital, Mr. Stephenson was President of Fidelity Venture Associates, the venture capital subsidiary of Fidelity Investments. Mr. Stephenson is a director of Chapters Online and a number of private companies. Mr. Stephenson received his BA and MBA from Harvard University and a law degree from Boston College Law School.

Board Meetings and Committees

The Board of Directors held a total of ten meetings, but did not act by unanimous written consent, during the fiscal year ended December 31, 2000. No incumbent director during his period of service in such fiscal year attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the committees of the Board upon which such director served. The Board of Directors has two standing committees, the Audit Committee and the Compensation Committee.

The Audit Committee of the Board of Directors is comprised of Thomas Stephenson, Howard Cox, and Jason Rosenbluth, MD each of whom is independent as defined under the National Association of Securities Dealers listing standards. The Audit Committee reviews the Company's internal accounting procedures, consults with and reviews the services provided by the Company's independent accountants and makes recommendations to the Board of Directors regarding the selection of independent accountants. The Audit Committee held five meetings during fiscal 2000. A copy of the Audit Committee charter is attached to this Proxy Statement as Appendix A.

The Compensation Committee of the Board of Directors is comprised of Thomas Stephenson, Howard Cox, and Jason Rosenbluth, MD. The Compensation Committee held one meeting during fiscal year 2000. The Compensation Committee reviews and advises the Board of Directors regarding all forms of compensation to be provided to the officers, employees, directors and consultants of the Company.

The Board of Directors has no nominating committee or any committee performing such function.

Compensation Committee Interlocks and Insider Participation

The Board of Directors established the Compensation Committee in 1998. Prior to establishing the Compensation Committee, the Board of Directors as a whole performed the functions delegated to the Compensation Committee. No member of the Compensation Committee has served as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee. Since the formation of the Compensation Committee, none of its members has been an officer or employee.

Director Compensation

Employees of Landacorp and representatives of institutional investors in Landacorp do not receive any compensation for serving on the board of directors. Jerome Grossman, MD receives a fee of $1,000 per board meeting attended. In 1998, Eugene Santa Cattarina received $4,000 for serving as a director of Landacorp prior to becoming employed by Landacorp.

We reimburse all of our directors, including employees and representatives of institutional investors in Landacorp, for travel expenses incurred in attending board meetings. In addition, all of our directors are eligible to receive grants of stock options or other rewards pursuant to our stock option plan. In July, 1999, each non-employee member of the board of directors was granted an option to purchase 12,500 shares of our stock at $1.00 per share. These options vest over a period of four years. In October 2000 each non-employee member of the board of directors was granted an additional 10,000 options at $1.50 per share. These options vest over a period of two years. Our stockholders have approved a policy of granting future non-employee directors initial option grants for 12,500 shares of stock, vesting over four years, when they join the board, and of granting all non-employee directors additional option grants for 5,000 shares, vesting over two years, effective on the date of each annual meeting.

Employee directors who meet the eligibility requirements may participate in the Company's 1999 Employee Stock Purchase Plan. None of the current employee directors meet the eligibility requirements.

The Company has renewed its directors and officers indemnification insurance coverage. This insurance covers directors and officers individually. These policies run from February 2001, through February 2002, at a total cost of $236,550. The primary carrier is American Insurance Group.

Vote Required

Directors will be elected by a plurality vote of the shares of the Company's Common Stock present or represented and entitled to vote on this matter at the meeting. Accordingly, the six nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected as directors. Votes withheld from any nominee and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business but will have no other legal effect in the election of directors once a quorum is present. See "Quorum; Abstentions; Broker Non- Votes."

MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001

The Board of Directors has selected PricewaterhouseCoopers LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2001, and recommends that stockholders vote for ratification of such appointment. Although action by stockholders is not required by law, the Board of Directors has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding the selection or a ratification, the Board of Directors, in its discretion, may direct the appointment of new independent public accountants at any time during the year, if the Board of Directors determines that such a change would be in the best interest of the Company and its stockholders. In the event of a negative vote or ratification, the Board of Directors will reconsider its selection.

PricewaterhouseCoopers LLP has audited the Company's financial statements since the period ended December 31, 1996. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting and will be afforded the opportunity to make a statement if they desire to do so. The representatives of PricewaterhouseCoopers LLP are also expected to be available to respond to appropriate questions.

Fees billed to Company by PRICEWATERHOUSECOOPERS LLP during Fiscal 2000

Audit Fees

Audit fees billed to the Company by PricewaterhouseCoopers LLP during the Company's 2000 fiscal year for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-Q totaled $237,000.

Financial Information Systems Design and Implementation Fees

The Company did not engage PricewaterhouseCoopers LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

All Other Fees

Fees billed to the Company by PricewaterhouseCoopers LLP during the Company's 2000 fiscal year for all other non-audit services rendered to the Company, including the Company's Initial Public Offering, tax related services, the Company's acquisitions, and other accounting services totaled $679,000.

Vote Required

The affirmative vote of a majority the shares of the Company's Common Stock present or represented and entitled to vote on this matter at the meeting will be required to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business but are not counted for any purpose in determining whether this matter has been approved. See "Quorum; Abstentions; Broker Non- Votes."

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

EXECUTIVE COMPENSATION

The following table sets forth all compensation paid or accrued during fiscal years 2000, 1999 and 1998 to the Company's President and Chief Executive Officer, and each of the Company's four other most highly compensated executive officers whose annual compensation exceeded $100,000 for fiscal year 2000.

Summary Compensation Table
		Annual Compensation		Long-Term Compensation Awards		All Other Compensation (1)
Name and Principal Position	Fiscal Year	Salary	Bonus	Securities Underlying Options (#)	Restricted Stock Awards ($)
Eugene Santa Cattarina (2) President, Chief Executive Officer and Director	2000 1999 1998	$268,750 $250,000 $103,336	$40,313 $109,037 $0	200,000 --- 805,550		$1,921 $1,688 $1,132

Stephen Kay (3) Chief Operating Officer and Chief Financial Officer	2000 1999 1998	$188,340 $175,200 $158,700	$25,426 $75,422 $10,000	87,500 --- 300,000		$1,728 $1,312 $ 973
Bryan Lang (4) Chief Technology Officer and Director	2000 1999 1998	$187,793 $175,200 $169,950	$12,713 $386,592 $32,211	50,000 50,000 50,000		$1,651 $1,479 $ 973

David Brown (5) Senior Vice President, Sales	2000 1999 1998	$160,781 $150,000 $67,116	$18,750 $68,790 $10,000	50,000 --- 151,041		$1,728 $1,441 $ 496
Marlene McCurdy (6) Senior Vice President, Client Services	2000 1999 1998	$144,250 $120,000 $65,000	$12,600 $34,669 $10,000	50,000 --- 100,694		$ 940 $1,503 $ 576

_______________

  All other compensation includes term life insurance and health insurance premiums paid by the Company on behalf of the executive officers.

  Mr. Cattarina commenced his employment with the Company in July 1998.

  Mr. Kay commenced his employment with the Company in 1993 and resigned as of March 31, 2001.

  Mr. Lang, the Company's founder, commenced his employment at the Company's inception in 1993.

  Mr. Brown commenced his employment with the Company in 1998.

  Ms. McCurdy commenced her employment with the Company in 1998.

Option Grants in 2000

The following table sets forth information concerning grants of stock options to each of the executive officers named in the table above during 2000. All options granted to these executive officers in 2000 were granted under the Incentive Plan, as amended. Except as otherwise noted, one forty-eighth of the shares subject to each option vests and becomes exercisable one month after the vesting commencement date, and an additional one-forty-eighth of the shares subject to each option vests each month thereafter. The percent of the total options set forth below is based on an aggregate of 3,475,683 options granted to employees during 2000. All options were granted at fair market value as determined by the Board of Directors on the date of grant.

Potential realizable value represents hypothetical gains that could be achieved for the options if exercised at the end of the option term assuming the initial public offering price of the Company's Common Stock of $10.00 per share or, for options granted after the Company's initial public offering, the fair market value of the Common Stock on the date of grant appreciates at 5% and 10% over the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with rules of the Securities and Exchange Commission and do not represent our estimate or projection of the Company's future Common Stock price.

	Individual Grants
	Number of Securities Underlying Options	Percent of Total Options Granted to Employees During	Exercise Price	Expiration	Potential Realizable Value at Assumed Annual Rates of Stock Appreciation for Option Term
Name	Granted	Period (%)	Per Share	Date	5%	10%
Eugene Santa Cattarina	200,000	5.7	$1.50	10-29-2010	$188,668	$478,123
Stephen Kay	87,500	2.5	1.50	10-29-2010	82,542	209,179
Bryan Lang	50,000	1.4	1.50	10-29-2010	47,167	119,531
David Brown	50,000	1.4	1.50	10-29-2010	47,167	119,531
Marlene McCurdy	50,000	1.4	1.50	10-29-2010	47,167	119,531

Aggregate Option Exercises in 2000 and Values at December 31, 2000

The following table sets forth information concerning exercisable and unexercisable stock options held by the executive officers named in the summary compensation table at December 31, 2000. The value of unexercised in-the-money options is based on the fair market value per share, as of December 31, 2000, of the Company's Common Stock underlying the options minus the actual exercise prices. All options were granted under the Incentive Plan, as amended. Except as otherwise noted, these options vest over four years and otherwise generally conform to the terms of the Incentive Plan, as amended.

	Shares Acquired	Value	Number of Securities Underlying Unexercised Options at December 31, 2000 (#)		Value of Unexercised in-the-money Options at December 31, 2000 ($) (1)
Name	on Exercise	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Eugene Santa Cattarina	--	--	--	200,000	--	$237,500
Stephen Kay	--	--	--	87,000	--	103,313
Bryan Lang	--	--	--	50,000	--	59,375
David Brown	--	--	--	50,000	--	59,375
Marlene McCurdy	--	--	--	50,000	--	59,375

_______________

(1) Value is determined by subtracting the exercise price of an option from the $2.6875 per share fair market value of the Company's Common Stock as of December 31, 2000.

Employment and Severance Agreements

In November 2000, the Company entered into an employment agreement with Michael S. Miele. Under the terms of the agreement as amended by the Board of Directors, Mr. Miele receives an annual salary of $200,000 and is eligible to receive an annual bonus in an amount to be determined by the Board of Directors.

Mr. Miele resigned as Director and Senior Vice President of the Company on May 8, 2001. In connection with his resignation, Mr. Miele and the Company entered into a Settlement Agreement and Mutual Release. Pursuant to this agreement, the Company shall pay Mr. Miele severance compensation of $16,667 per month between the date of the agreement and October 31, 2001, and $29,167 per month between November 1, 2001 and October 31, 2003.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

The following is the report of the Compensation Committee of the Board of Directors with respect to the compensation paid to the Company's executive officers during the fiscal year ended December 31, 2000. Actual compensation earned during fiscal 2000 by the named executive officers is shown in the Summary Compensation Table above under "Executive Compensation."

INTRODUCTION

The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company, and recommends to the Board of Directors the compensation plans and specific compensation levels for executive officers. One of the Committee's goals is to ensure that the Company's executive compensation programs are competitive with those of regional companies in our industry. In addition, the Committee strives to enable the Company to attract and retain key people and motivate them to achieve or exceed certain key objectives of the Company by making individual compensation directly dependent on the achievement of certain corporate and individual goals, and by providing rewards for meeting or exceeding those goals.

COMPENSATION PROGRAMS

Base Salary. The Committee recommends base salaries for executive officers, and reviews such salaries on an annual basis. In general, the salaries of executive officers are based upon a review of surveys of publicly held companies in our industry and of a similar size to the Company. Base pay increases vary according to individual contributions to the Company's success and comparisons to similar positions within the Company and at other comparable companies.

Bonuses. The Committee recommends bonuses for executive officers to the Board of Directors. Each executive officer is evaluated individually to determine a bonus for the fiscal year based on performance criteria, including, among other criteria, progress towards or achievement of milestones in such executive's area of responsibility and with respect to the Company's financial performance generally.

Stock Options. The Committee believes that stock options provide additional incentive to officers to work towards maximizing stockholder value. The Committee views stock options as one of the more important components of the Company's long-term, performance-based compensation philosophy. These options are provided through initial grants at or near the date of hire and through subsequent periodic grants. The Company generally grants options that become exercisable over a four year period as a means of encouraging executives and other employees to remain with the Company and to promote its success. Options granted by the Company to its executive officers and other employees have exercise prices equal to the fair market value at the time of grant. This approach is designed to focus executives on the enhancement of stockholder value over the long term and encourage equity ownership in the Company. Options vest and become exercisable at such time as determined by the Board. The initial option grant is designed to be competitive with those of comparable companies for the level of the job that the executive holds and motivate the executive to make the kind of decisions and implement strategies and programs that will contribute to an increase in the Company's stock price over time. Periodic additional stock options within the comparable range for the job are granted to reflect the executives' ongoing contributions to the Company, to create an incentive to remain at the Company and to provide a long-term incentive to achieve or exceed the Company's financial goals.

COMPENSATION LIMITATIONS

The Company has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to the Company's executive officers. Under Section 162(m) of the Internal Revenue Code, adopted in August 1993, and regulations adopted thereunder by the Internal Revenue Service, publicly-held companies may be precluded from deducting certain compensation paid to an executive officer in excess of $1.0 million in a year. The regulations exclude from this limit performance-based compensation and stock options provided certain requirements, such as stockholder approval, are satisfied. The Company plans to take actions, as necessary, to ensure that its stock option plans and executive annual cash bonus plans qualify for exclusion.

COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

Eugene Santa Cattarina is the President, the Chief Executive Officer and a member of the Board of Directors of the Company. The Committee uses the performance criteria described above in setting the base salary and bonus for Mr. Santa Cattarina, except that his salary is adjusted in part according to whether overall corporate, rather than individual, objectives were met. During the last fiscal year, Mr. Santa Cattarina led the Company through its successful initial public offering. The Committee believed that the Company's growth was largely the result of strategic planning adopted and implemented by Mr. Santa Cattarina and his management staff over the last several years. Accordingly, the Committee and the Board of Directors increased Mr. Santa Cattarina's base salary of $250,000 to $268,750 effective January 2000. Mr. Santa Cattarina was also awarded a cash bonus of $40,313 and was granted options to purchase 200,000 shares of common stock in fiscal 2000. Mr. Santa Cattarina's current compensation arrangement also reflects the Company's desire to retain and motivate him with long-term incentives.

The Compensation Committee feels that the compensation vehicles used by the company, generally administered through the process as outlined above, provide a fair and balanced executive compensation program related to the proper business issues. In addition, it should be noted that compensation vehicles will be reviewed and, as appropriate, revised in order to attract and retain new executives in addition to rewarding performance on the job.

Respectfully Submitted by: MEMBERS OF THE COMPENSATION COMMITTEE

/S/ Howard Cox

Howard Cox

/S/ Thomas Stephenson

Thomas Stephenson

/S/ Jason Rosenbluth, MD

Jason Rosenbluth, MD

Dated: April 27, 2001

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following is the report of the Audit Committee of the Board of Directors. The purpose of the Audit Committee is to monitor the Company's system of internal accounting controls, to make recommendations to the Board of Directors regarding the selection of independent public accountants and to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters which require the Board of Directors' attention.

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2000 with management. In addition, the Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committee). The Audit Committee also has received the written disclosures and the letter from PricewaterhouseCoopers LLP as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee has discussed the independence of PricewaterhouseCoopers LLP with that firm. The Audit Committee also has considered the non-audit services provided by PricewaterhouseCoopers and determined that the services provided are compatible with maintaining the independent accountant's independence.

Based on the Audit Committee's review of the matters noted above and its discussions with the Company's independent public accountants and the Company's management, the Audit Committee recommended to the Board of Directors that the financial statements be included in the Company's Annual Report on Form 10-K as amended. This report has been provided by Thomas Stephenson, Howard Cox and Jason Rosenbluth, MD, the members of the Audit Committee.

Respectfully Submitted by: MEMBERS OF THE AUDIT COMMITTEE

/S/ Jason Rosenbluth, MD

Jason Rosenbluth, MD

/S/ Thomas Stephenson

Thomas Stephenson

/S/ Howard Cox

Howard Cox

Dated: April 27, 2001

PERFORMANCE GRAPH

Set forth below is a line graph comparing the percentage change in the cumulative return to the stockholders of the Company's Common Stock with the cumulative return of the NASDAQ Stock Market (U.S.) and of the JPMorgan H&Q Healthcare Information Services for the period commencing February 9, 2000 and ending on December 31, 2000. Returns for the indices are weighted based on market capitalization at the beginning of each measurement point.

(*) The graph assumes that $100 was invested on February 9, 2000, in the Company's Common Stock, at the offering price of $10.00 per share, and $100 was invested on January 31, 2000, in the NASDAQ Composite Index and the NASDAQ JPMorgan H&Q Healthcare Information Services, and that all dividends were reinvested. The Company has not declared or paid any dividends on the Company's Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

CUMULATIVE TOTAL RETURN AT PERIOD ENDED
	2/09/00	12/31/00
Landacorp, Inc.	100.00	26.88
NASDAQ Composite Index	100.00	60.12
JP Morgan H&Q Healthcare Information Services	100.00	28.02

The information contained above under the captions "Report of the Compensation Committee of the Board of Directors," "Report of the Audit Committee of the Board of Directors" and "Performance Graph" shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, (the "Securities Act") or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all forms that they file pursuant to Section 16(a). Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during fiscal 2000 all executive officers and directors of the Company complied with all applicable filing requirements, except for officer and director Bryan Lang who failed to timely file a Form 4 disclosing a covered transaction.

CERTAIN BUSINESS RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In the Company's last fiscal year there has not been nor is there currently proposed any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, holder of more than 5% of the Common Stock of the Company or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than (1) compensation agreements and other arrangements, which are described where required in "Employment and Severance Agreements" and (2) the transactions described below.

Indebtedness of Certain Officers and Company's Repurchase Rights

At December 31, 2000, the Company held full recourse notes receivable from officers related to their purchases of Common Stock in the amount of $187,000. The notes accrue interest at 6% per annum, are collateralized by all shares of the Company's Common Stock purchased by these individuals and are due and payable in 2006 or immediately in the event of termination. Under the terms of the stock purchase agreements, the Company has the right to repurchase the unvested shares of Common Stock at the original issue price in the event the officers cease to be employees of the Company. The repurchase rights lapse ratably through 2003. At December 31, 2000, approximately 580,000 shares of Common Stock were subject to repurchase rights.

Lease Agreement

Our former Director and Senior Vice President, Population Health Management, Michael S. Miele is the owner of 51 Park Street LLC, which leases the Company's offices located at 51 Park Street, Montclair, New Jersey 07042. The annual base rent is $66,000, which the Company's Board of Directors has determined to a fair rate.

Investor Rights Agreements

1998 Investor Rights Agreement. Pursuant to the terms of the Investor Rights Agreement dated February 27, 1998 (the "1998 Registration Rights Agreement"), the holders of 6,800,000 shares of Common Stock issued upon conversion of the Company's Series D Preferred Stock, holders of any Common Stock issued as a dividend or distribution, and their permitted transferees are entitled to rights with respect to the registration of such shares under the Securities Act. The holders of at least 30% of these securities may require the Company, subject to limitations to file a registration statement if the aggregate gross offering price is at least $15,000,000. The Company is not required to effect (i) more than two such registrations pursuant to such demand registration rights, including the Company's initial public offering, which occurred on February 8, 2000; (ii) a registration during the period in which any other registration statement has been filed and for a period of 180 days after such registration has been declared effective; or (iii) a registration for a period not to exceed 90 days, if the Board of Directors of the Company has made a good faith determination that such registration would be seriously detrimental to the Company or to its stockholders. Furthermore, pursuant to the terms of the 1998 Investor Rights Agreement, the holders of these securities are entitled to registration rights in connection with any registration by the Company and its securities for its own account or the account of other security holders. In the event that the Company proposes to register any shares of Common Stock under the Securities Act, the holders of such piggyback registration rights are entitled to receive notice of such registration and are entitled to include their shares therein.

At any time after the Company becomes eligible to file a registration statement on Form S-3, holders of $500,000 of registrable securities may require the Company to file registration statements on Form S-3 under the Securities Act with respect to their shares of Common Stock. The Company is not required to effect more than two such registrations in any twelve month period.

Each of the foregoing registration rights is subject to conditions and limitations, including the right of the underwriters in any underwritten offering to limit the number of shares of registrable securities to be included in such registration. The registration rights with respect to any holder thereof terminate upon the earlier of February 8, 2005 or when the shares held by such holder may be sold under Rule 144 during any ninety day period. The Company is required to bear all of the expenses of all such registrations, except underwriting discounts and commissions. Registration of any of the registrable securities would result in such shares becoming freely tradable without restriction under the Securities Act immediately upon effectiveness of such registration. The 1998 Investor Rights Agreement also contains a commitment of the Company to indemnify the holders of registration rights, subject to certain limitations.

2000 Registration Rights Agreement. As part of the Company's merger with PatientCentrix, and the issuance of shares and options to purchase shares of the Company's Common Stock in consideration therefore, the Company and the holders of such shares and options to purchase shares Common Stock entered into a Registration Rights Agreement on October 31, 2000 (the "2000 Registration Rights Agreement"). Pursuant to the terms of the 2000 Registration Rights Agreement, the holders of at least 50% of the securities covered by the 2000 Registration Rights Agreement may require the Company, subject to certain limitations, to file a registration statement on Form S-3. The Company shall only be required to file a registration statement on Form S-3 pursuant to such a demand (i) after February 8, 2001, and (ii) if the average closing price for one share of the Company's Common Stock, as quoted on the NASDAQ National Market, for the ten days prior to such demand, exceeds $7.00 (subject to adjustment for stock splits, stock dividends, combinations, etc.). Furthermore, pursuant to the terms of the 2000 Registration Rights Agreement, the holders of these securities are entitled to registration rights in connection with any registration by the Company of its securities for its own account or the account of other security holders. In the event that the Company proposes to register any shares of Common Stock under the Securities Act, the holders of such piggyback registration rights are entitled to receive notice of such registration and are entitled to include their shares therein.

Each of the foregoing registration rights is subject to conditions and limitations, including the right of the underwriters in any underwritten offering to limit the number of shares of registrable securities to be included in such registration. We are required to bear all of the expenses of all such registrations, except underwriting discounts and commissions. Registration of any of the registrable securities would result in such shares becoming freely tradable without restrictions under the Securities Act immediately upon effectiveness of such registration. The 2000 Registration Rights Agreement also contains a commitment of the Company to indemnify the holders of registration rights, subject to certain limitations.

Stock Option Grants to Officers and Directors

During fiscal 2000, the Company granted the following options to purchase the Company's Common Stock to its officers, directors and stockholders who beneficially own 5% or more of its Common Stock.

Name	Date of Grant	Options	Exercise Price Per Share
Eugene Santa Cattarina	10/31/00	200,000	$1.50
Stephen P. Kay	10/31/00	87,000	1.50
Bryan Lang	10/31/00	50,000	1.50
David Brown	10/31/00	50,000	1.50
Marlene McCurdy	10/31/00	50,000	1.50
Michael S. Miele	10/31/00	197,790	1.50
Howard Cox	10/31/00	10,000	1.50
Thomas Stephenson	10/31/00	10,000	1.50
Jay Rosenbluth, MD	10/31/00	10,000	1.50
Jerome Grossman, MD	10/31/00	10,000	1.50

_______________

Indemnification, Change of Control and Employment Agreements

The Company has entered into indemnification agreements with each of its directors and officers. Such indemnification agreements will require the Company to indemnify its directors and officers to the fullest extent permitted by Delaware law.

In November 2000, the Company entered into an employment agreement with Michael S. Miele. Under the terms of the agreement as amended by the Board of Directors, Mr. Miele receives an annual salary of $200,000 and is eligible to receive an annual bonus in an amount to be determined by the Board of Directors.

Mr. Miele resigned as Director and Senior Vice-President of the Company on May 8,2001. In connection with his resignation, Mr. Miele and the Company shall pay Mr. Miele severance compensation of $16,667 per month between the date of the agreement and October 31, 2001, and $29,167 per month between November 1, 2001 and October 31, 2003. Mr. Miele shall be available to provide consulting service to the Company, to be paid separately. Furthermore, both parties agree to release each other from any and all claims related to the employment relationship.

FINANCIAL AND OTHER INFORMATION

Incorporated by reference to the Financial Information included in Landacorp's Annual Report on Form 10-K as amended filed with The Securities and Exchange Commission on April 2, 2001, and attached as Appendix A hereto.

LEGAL PROCEEDINGS

The Company is not a party to any legal proceedings.

OTHER MATTERS

The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form Proxy to vote the shares they represent as the Board of Directors may recommend.

By order of the Board of Directors

/S/ Mark Rapoport

Mark Rapoport Secretary

Atlanta, Georgia
May 30, 2001

APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

LANDACORP, INC.

PURPOSE:

The purpose of the Audit Committee of the Board of Directors of Landacorp, Inc. (the "Company") shall be:

  to provide oversight and monitoring of Company management and the independent public accountants and their activities with respect to the Company's financial reporting process;

  to provide the Company's Board of Directors with the results of its monitoring and recommendations derived therefrom;

  to nominate to the Board of Directors independent public accountants to audit the Company's financial statements and oversee the activities and independence of the auditors; and

  to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require the attention of the Board of Directors.

The Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

MEMBERSHIP:

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors. On or before June 14, 2001, the members will meet the following criteria:

1. Each member will be an independent director, in accordance with the NASDAQ National Market Audit Committee requirements;

2. Each member will be able to read and understand fundamental financial statements, in accordance with the NASDAQ National Market Audit Committee requirements; and

3. At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES:

The responsibilities of the Audit Committee shall include:

  Providing oversight and monitoring of Company management and the independent public accountants and their activities with respect to the Company's financial reporting process;

  Recommending the selection and, where appropriate, replacement of the independent public accountants to the Board of Directors;

  Reviewing fee arrangements with the independent public accountants;

  Reviewing the independent public accountants' proposed audit scope, approach and independence;

  Reviewing the performance of the independent public accountants, who shall be accountable to the Board of Directors and the Audit Committee;

  Requesting from the independent public accountants of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independent Standards Board Standard No. 1, and engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors;

  Directing the Company's independent public accountants to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

  Discussing with the Company's independent public accountants the matters required to be discussed by Statement on Accounting Standard No. 61, as it may be modified or supplemented;

  Reviewing with management, before release, the audited financial statements and Management's Discussion and Analysis in the Company's Annual Report on Form 10-K;

  Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(e) (3) of Schedule 14A;

  Reviewing the Audit Committee's own structure, processes and membership requirements; and

  Performing such other duties as may be requested by the Board of Directors.

MEETINGS:

The Audit Committee will meet at least quarterly. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

The Audit Committee will meet separately with the independent public accountants as well as members of the Company's management as it deems appropriate in order to review the financial controls of the Company.

MINUTES:

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

Apart from the report prepared pursuant to Item 306 of Regulation S-K and Item 7(e) (3) of Schedule 14A, the Audit Committee will summarize its examinations and recommendations to the Board from time to time as may be appropriate, consistent with the Committee's charter.